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                                                                    EXHIBIT 10.3

                        AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AGREEMENT entered into as of the 25th day of June, 1998, by and between North Pointe Financial Services, Inc., a corporation incorporated under the laws of Michigan ("NPFS"), James G. Petcoff ("Executive") and Queensway Financial Holdings Limited, a corporation incorporated under the laws of Ontario ("Queensway").

W I T N E S S E T H :

WHEREAS, NPFS and the Executive entered into an employment agreement made as of the 1st day of October, 1993 (the "Agreement"):

AND WHEREAS the parties hereto wish to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Section 2 of the Agreement shall be amended to provide that the term of employment shall be for a term of five (5) years from June 25, 1998.

2. Queensway hereby guarantees to the Executive all of the obligations of NPFS under the Agreement including without limitation payment of all amounts payable thereunder when due

3. The Executive waives his rights with respect to his ability to terminate the Agreement pursuant to Section 8 as a result of the change of control of NPFS that has occurred in connection with its entry into an Agreement and Plan of Merger with North Pointe Acquisition Corp.

4.    Section 1C of the Agreement shall be deleted.

5. Section 4.2 of the Agreement and Plan of Merger shall be deemed to be added to the Agreement.

6. It is acknowledged that the salary of the Executive during the term of his employment shall not be less than $400,000 per annum.

7. Section 6(f) is amended to add the words, "bonus or other amounts referred to in the Agreement" after the words "payment of base salary" in the second line thereof.

8. In all other respects, the parties hereto confirm the terms and conditions of the Agreement.

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9.    This Agreement shall be governed and construed in accordance with the laws of the State of Michigan.


IN WITNESS WHEREOF, the parties have executed this Agreement effective as of June 25, 1998.

                                       NORTH POINTE FINANCIAL SERVICES, INC.

                                       By:_________________________________

                                       By:_________________________________

__________________________             ____________________________________
         Witness                       JAMES G. PETCOFF

                                       QUEENSWAY FINANCIAL HOLDINGS LIMITED

                                       By: /s/ Lisa Enright
                                           --------------------------------
                                           Its Director of Finance

                                       By:_________________________________

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